UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SUNOPTA INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of a town hall presentation to SunOpta Inc. ("SunOpta" or the "Company") employees on March 5, 2026, relating to the proposed acquisition of SunOpta by Refresco, pursuant to an Arrangement Agreement, dated as of February 6, 2026, among SunOpta, Pegasus BidCo B.V. and 2786694 Alberta Ltd.



Refresco at a glance

Refresco
Our drinks on every table

Why SunOpta?

1. Great team with a leading position in fast growing low-acid categories
2. SunOpta is entirely complementary to Refresco's North American capabilities
3. Expands our offerings to existing customers and adds leading out-of-home customers
4. A strategic addition to a focused North American expansion



A clear and compelling vision

Our drinks on every table

Refresco
Our drinks on every table

Refresco today: a global independent beverage solutions provider

14bn L	€6.1bn	€832m[1]
Volume	Revenue	Adj. EBITDA

expanding across all major beverage categories
for over 25 years delivering consecutive growth

76	14	14,000
Plants	Countries	Colleagues

leading European & NA footprint,
with strong start in Australia

[2]


GNE Brands
35%
Retailer Brands
65%


North America
41%
Europe
59%

[1] FY 2025 financials
[2] Volume split

An amazing track record with 25 years of Buy & Integrate…


40
Acquisitions since 2000
2000
2002
2007
2013
2015
2016
2018
2021
2022
2023
2024
2025
2026
1
€0.25 bln
€0.5 bln
€1 bln
€2 bln
€4 bln
€6 bln
Revenue
2000
2005
2010
2015
2020
2025

Refresco

[1] On February 6, 2026, Refresco announced to have entered into a definitive agreement under which Refresco has agreed to acquire SunOpta for $6.50 per share in cash. The transaction is expected to close in the second quarter of 2026, subject to satisfaction of customary closing conditions, including receipt of court and regulatory approvals and subject to SunOpta shareholder approval.

… serving a wide range of leading retailers, global and local brands…

…providing customers with a complete product & packaging mix…



Fruit, nectars & vegetable juice



Water & water+



CSD



Energy & sports drink



Ready-to-drink tea



Seasonal & specialty drinks



Alcohol



Liquid carton



PET



Labels & handles



Variety pack



APET | Hot Fill



Cans

We now have three strong platforms for growth…


29
NORTH AMERICA
44
EUROPE
3
AUSTRALIA

…with strategically located manufacturing sites

Our 29 NA sites enable us to service customers across categories and the continent…



Canada
United States
Mexico

Plant locations

Carlisle, OH
Columbus, GA
Concordville, PA
Dunkirk, NY
Fontana, CA
Fort Worth, TX
Fort Gibson, OK
Greendale, IN
Greer, SC
Joplin, MO
Lakeland, FL
Modesto, CA
Paw Paw, MI
San Antonio, TX
San Bernardino, CA
Sikeston, MO
St. Louis, MO
Tampa, FL
Tempe, AZ
Truesdale, MO
Waco, TX
Walla Walla, WA
Wharton, NJ
Wilson, NC
Calgary, AB
Pointe-Claire, QC
Surrey, BC
Viscount, ON
Puebla, MX

Volume product type



26
26
15
12
8
7
2
4
Carbonated soft drinks
Water
Sport drinks & energy drinks
Juices
Ready-to-drink teas
Still drinks
Alcoholic beverages
Other

Refresco

Refresco has strong values with clear leadership behaviors



TOGETHER WE ARE
ENTREPRENEURIAL
AGILE
PASSIONATE
RESPONSIBLE
EXCELLENT



LEAD TO EMPOWER
LEAD TO GROW AS ONE
LEAD COURAGEOUSLY

Our drinks on every table

Next steps

- Completion of the acquisition expected Q2
- Stay focused on the business
- Stay focused on your people
- Driven by growth: 1+1=3
- Very excited to welcome you to the Refresco family




Refresco
Refresco

Q&A

Refresco

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication, including any statements regarding the expected timetable for completing the transaction between SunOpta and Refresco, the results, effects, benefits and synergies of the transaction, future opportunities for SunOpta, future financial performance and condition, guidance and any other statements regarding SunOpta's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are "forward-looking" statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words "anticipate," "believe," "ensure," "expect," "if," "intend," "estimate," "probable," "project," "forecasts," "predict," "outlook," "aim," "will," "could," "should," "would," "potential," "may," "might," "anticipate," "likely" "plan," "positioned," "strategy," and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include, but are not limited to, statements regarding plans and expectations with respect to the proposed transaction and the anticipated impact of the proposed transaction on SunOpta and its shareholders; the status of matters while the transaction is pending; the anticipated timing and the various steps to be completed in connection with the transaction, including receipt of shareholder, court and regulatory approvals; and the anticipated timing for closing of the transaction. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, (1) risks related to the consummation of the transaction, including (a) the risks that SunOpta shareholder approval may not be obtained on the expected timeline, or at all, (b) the risks that the parties fail to secure the termination or expiration of any waiting period applicable under the HSR Act or fail to receive any required approvals or clearances under any other applicable antitrust laws, (c) the risk that any other condition to closing may not be satisfied, (d) the risk that the closing of the transaction might be delayed or not occur at all, (e) the possibility that SunOpta fails to obtain the interim and final orders in respect of the transaction from the Ontario Superior Court of Justice (Commercial List) on the expected timeline, or at all, (f) the risk that all or part of Refresco's financing may not become available, or (g) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (2) the risk that the anticipated timing of mailing the management information circular and proxy statement or the timing of the holding of the special meeting of shareholders of SunOpta may not be possible or achieved; (3) the risk of any event, change or other circumstance that could give rise to the termination of the arrangement agreement and the effects that any termination of the arrangement agreement may have on SunOpta and its business, including the risk that SunOpta's share price may decline significantly if the proposed transaction is not completed, or the risk that SunOpta may be required to pay a termination fee; (4) the effects that the announcement or pendency of the proposed transaction may have on SunOpta and its business, including the risks that as a result (a) SunOpta's business, operating results or share price may suffer, (b) SunOpta's current plans and operations may be disrupted, (c) SunOpta's ability to retain or recruit key employees may be adversely affected, (d) SunOpta's business relationships (including, customers and suppliers) may be adversely affected, or (e) SunOpta's management's or employees' attention may be diverted from other important matters; (5) the effect of limitations that the arrangement agreement places on SunOpta's ability to operate its business, return capital to shareholders or engage in alternative transactions; (6) the risk of litigation relating to the proposed transaction; (7) the risk of changes in governmental regulations or enforcement practices; and (8) the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the transaction.

Additional factors that could cause results to differ materially from those described above can be found in SunOpta's Annual Report on Form 10-K for the year ended January 3, 2026, and subsequent Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission and available from SunOpta's website at www.sunopta.com under the "Investor Relations" tab, and in other documents SunOpta files with the Securities and Exchange Commission and under its profile on the System for Electronic Document Analysis and Retrieval (SEDAR+).

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SunOpta disclaims any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute a solicitation of any vote or approval with respect to the transaction or otherwise, or an offer to sell or the solicitation of an offer to subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transaction, SunOpta has and intends to continue to file materials with the Securities and Exchange Commission and Canadian securities regulatory authorities, as applicable. In connection with the solicitation of proxies to obtain shareholder approval, SunOpta intends to file a notice of the special meeting of SunOpta's shareholders and accompanying definitive management information circular and proxy statement, the preliminary form of which was filed on February 27, 2026, with the Securities and Exchange Commission on EDGAR at www.sec.gov, and with Canadian securities regulatory authorities under its profile on the System for Electronic Document Analysis and Retrieval (SEDAR+) at www.sedarplus.ca. Following the filing of the definitive management information circular and proxy statement with the Securities and Exchange Commission and with Canadian securities regulatory authorities, SunOpta will mail the definitive management information circular and proxy statement to each shareholder of SunOpta entitled to vote at the special meeting of SunOpta shareholders. This communication is not a substitute for the definitive management information circular and proxy statement or for any other document that SunOpta may file with the Securities and Exchange Commission or Canadian securities regulatory authorities or send to SunOpta's shareholders in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF SUNOPTA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE DEFINITIVE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY SUNOPTA WITH THE SECURITIES AND EXCHANGE COMMISSION OR CANADIAN SECURITIES REGULATORY AUTHORITIES, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUNOPTA, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Shareholders of SunOpta will be able to obtain free copies of the definitive management information circular and proxy statement, as may be amended from time to time, and other relevant documents filed by SunOpta with the Securities and Exchange Commission and Canadian securities regulatory authorities (when they become available) through the website maintained by the Securities and Exchange Commission at www.sec.gov or under its profile on the System for Electronic Document Analysis and Retrieval (SEDAR+) at www.sedarplus.ca, as applicable. Copies of documents filed with the Securities and Exchange Commission by SunOpta will be available free of charge from SunOpta's website at www.sunopta.com.

Participants in Solicitation

SunOpta and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SunOpta shareholders in connection with the proposed transaction. Information regarding SunOpta's directors and executive officers is available in (a) SunOpta's Annual Report on Form 10-K for the fiscal year ended January 3, 2026, which was filed with the Securities and Exchange Commission on March 4, 2026; (b) SunOpta's management information circular and definitive proxy statement for its 2025 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on April 11, 2025; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of SunOpta's securities by its directors or executive officers have changed since the amounts set forth in SunOpta's proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the Securities and Exchange Commission. Investors may obtain additional information regarding the interests of such participants by reading the definitive management information circular and proxy statement regarding the transaction when it becomes available. Copies of the documents filed with the Securities and Exchange Commission by SunOpta are, or will be as applicable, available free of charge through the website maintained by the Securities and Exchange Commission at www.sec.gov and at SunOpta's website at www.sunopta.com.